UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 3, 2020 (May 29, 2020)

Clinigence Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-53862	11-3363609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Ivan Allen Jr. Blvd. NW, #875 Atlanta, Georgia	30308
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 607-6393

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CLNH	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1

Item 1.01 Entry into a Material Definitive Agreement.

The information contained in Item 2.01 below relating to the various agreements described therein is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Asset Purchase Agreement with Accountable Healthcare America, Inc.

On May 27, 2020, Clinigence Holdings Inc. entered into an Intellectual Property Asset Purchase Agreement (the “IP APA Agreement”) by and among Clinigence Health, Inc., a Delaware corporation (“Clinigence Health” or “Seller”), Clinigence Holdings, Inc., a Delaware corporation (“CLNH” or “Shareholder”), AHA Analytics, Inc., a Delaware corporation (“Purchaser”) and Accountable Healthcare America Inc., a Delaware corporation (“AHA”). The transactions contemplated by the IP APA Agreement were consummated on May 29, 2020 (the “Closing”).

The IP APA Agreement provided for the sale of certain intellectual property and rights, including but not limited to copyrights, patents, pending patents, and continuation in part, (the “Transferred Assets”) to Purchaser from the Seller, , hereafter referred to as the “Asset Sale.”

Subject to the provisions of the IP APA Agreement, the Asset Sale provided for an aggregate purchase price (“Purchase Price”) to Seller and Shareholder equal to the sum of the amounts set forth in (i) and (ii), below.

(i)        The Series _E Preferred Stock. The Series E Preferred Stock, (the “Preferred Stock”) as more fully described and stated in the Series E Preferred Stock Certificate of Designation (the “Certificate of Designation”), shall have an initial stated value of $15,000,000 in the aggregate, unless adjusted as set forth in (iii) below (the "Stated Value"). The Stated Value, however, shall be reduced by the Assumed Liabilities as set forth herein which includes the Hold Back amount as set forth in Article 9 of the IP APA Agreement, and shall automatically convert upon either of the following events:

(1)	Immediately before (A) the Purchaser’s consummation of a merger with or an acquisition by a Publicly Traded Company listed on NASDAQ all of the Preferred Shares shall be automatically converted into shares of Common Stock of Purchaser or (B) upon Purchaser’s consummation of the Merger into Common Shares of the Publicly Traded Company (“Pubco Shares”) equal to the Stated Value (as may be adjusted in accordance with the terms of the Certificate of Designation), which Pubco Shares shall be valued at the Fair Market Value of those shares;

(2)	After two hundred and forty (240) days from the date of Closing, if the event described in (i)(1) above has not occurred, the Preferred Stock shall automatically convert into 3,750,000 of Common Shares of Stock of the Purchaser, based upon a $4 per share valuation on the date of Conversion,

(ii)        The Assumed Liabilities. The Assumed Liabilities consisting of (1) the November 2019 Clinigence Convertible Notes, in the aggregate principal amount of $2,442,875 (2) the Lighter Capital Loan in the amount of$539,770.47, and approximately an additional $487,000 in accounts payable, notes payable and loans payable.

(iii) Adjustment to Stated Value. The initial Stated Value shall be $15,000,000 (less the Assumed Liabilities) in the aggregate upon the Purchaser’s consummation of a merger with or an acquisition by a Publicly Traded Company listed on NASDAQ (the “Merger”) based upon a minimum valuation of Purchaser equal to twelve (12) times the Audited EBITDA of Purchaser upon the closing of the Merger (the “Valuation”). Should the Purchaser’s Valuation in a Merger be adjusted downward due to market conditions, as reflected in and governed by the terms of, the definitive agreements relating to such Merger between Purchaser and the Publicly Traded Company, the Stated Value shall be adjusted downward proportionally.

2

The foregoing description of the IP APA Agreement is a summary only and is qualified in its entirety by reference to the IP APA Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

License Agreement

In connection with the Asset Purchase, the Company’s subsidiary Clinigence Health, Inc. (“Clinigence Health”) entered into an Intellectual Property License Agreement (the “License Agreement”) with AHA Analytics Inc. (“Licensor”), a Delaware corporation.

Pursuant to the License Agreement Licensor granted Clinigence Health a worldwide, irrevocable, royalty-free, non-transferable (other than as set forth herein), non-exclusive license to use, solely for Clinigence Health’s ongoing Analytics Business Customers, the Licensor Intellectual Property to make, have made, use, offer to sell, sell and import, copy, reproduce, modify, publish, display, publicly perform and make derivative works on the Licensed Products and to incorporate the Licensor Intellectual Property and Licensed Products, in whole or in part, into the Analytics Business platform maintained by Licensee, within the Territory, and subject to the License Agreement, to develop improvements based on the Licensor Intellectual Property.

Licensor also granted Clinigence Health the right to grant limited sub-licenses to customers as a non-exclusive license to use the Licensed Material, for the Term of the License Agreement. It is understood that the use of the licensed material will be offered to Clinigence Health ‘s customers as part of its ongoing Analytics Business.

The foregoing description of the License Agreement is a summary only and is qualified in its entirety by reference to the IP APA Agreement, a copy of which is attached hereto as Exhibit 2.2 and is incorporated herein by reference.

Managed Services Agreement

In connection with the Asset Purchase, Clinigence Health entered into a Managed Services Agreement (the “Managed Services Agreement”) by and between AHA Analytics, Inc. (“AHA Analytics”), a Delaware corporation and Clinigence Health, Inc., a Delaware corporation.

Pursuant to the Managed Services Agreement Clinigence Health provide, supply and render management and operational support services as are necessary to continue to maintain and keep the AHA Analytics technology up to date, in keeping with the ordinary course of business as it has customarily been used in the Clinigence Health Analytics Business.

The foregoing description of the Managed Services Agreement is a summary only and is qualified in its entirety by reference to the Managed Services Agreement, a copy of which is attached hereto as Exhibit 2.3 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On June 3, 2020, the Company issued a press release announcing the Asset Sale. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01 and the accompanying Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filings of the Company.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits. Reference is made to the Exhibit Index following the signature page of this Current Report on Form 8-K, which is incorporated herein by reference.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Clinigence Holdings, Inc.

Date: June 3, 2020	By:	/s/ Elisa Luqman
Elisa Luqman
Chief Financial Officer

4

EXHIBIT INDEX

Exhibit Number	Description
2.1	Form of Intellectual Property Asset Purchase Agreement, dated as of May 27, 2020 by and among the Registrant, Clinigence Health, AHA, and AHA Analytics.
2.2	Form of Intellectual Property License Agreement, dated as of May 27, 2020 by and between Clinigence Health and AHA Analytics.
2.3	Form of Managed Services Agreement, dated as of May 27, 2020 by and between Clinigence Health and AHA Analytics.
99.1	Clinigence Press Release dated June 3, 2020 announcing the Asset Sale.

5